UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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PC CONNECTION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

(603) 683-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2012

The 2012 Annual Meeting of Stockholders of PC Connection, Inc., a Delaware corporation (the “Company”), will be held at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 off the Everett Turnpike), Nashua, New Hampshire on Wednesday, May 23, 2012 at 10:00 a.m., Eastern time, to consider and act upon the following matters:

1.	To elect six directors to serve until the 2013 Annual Meeting of Stockholders;

2.	To approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock that may be issued thereunder from 1,000,000 to 1,200,000 shares, representing an increase of 200,000 shares;

3.	To approve an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan to increase the number of shares of Common Stock that may be issued thereunder from 937,500 to 1,037,500 shares, representing an increase of 100,000 shares;

4.	To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 26, 2012 are entitled to notice of and to vote at the meeting or any adjournments thereof. Our stock transfer books will remain open. All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Patricia Gallup

Chairman of the Board

Merrimack, New Hampshire

April 6, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 23, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by PC Connection, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) by our Board of Directors, for our 2012 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, May 23, 2012 at 10:00 a.m., Eastern time, at the Crowne Plaza Hotel, 2 Somerset Parkway (Exit 8 off the Everett Turnpike), Nashua, New Hampshire or any adjournment or adjournments of the Annual Meeting. You may obtain directions to the location of the meeting by contacting Investor Relations at 603-683-2322. All proxies will be voted in accordance with the stockholders’ instructions. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to our secretary or by voting in person at the Annual Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed proxy, our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, or the SEC, and our Annual Report to Stockholders for the year ended December 31, 2011 are being mailed to stockholders on or about April 23, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 23, 2012

This proxy statement, form of proxy, and our 2011 Annual Report to Stockholders for the year ended December 31, 2011 are available at http://ir.pcconnection.com/annuals.cfm.

Voting Securities and Votes Required

On March 26, 2012, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 26,401,122 shares of our common stock, $.01 par value per share, or the Common Stock. Stockholders are entitled to one vote per share of Common Stock. Our stock record books will remain open for inspection by stockholders of record for ten days prior to the Annual Meeting at our offices at the above address and at the time and place of the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered as present for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for the approval of the amendments to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended, and Amended and Restated 1997 Employee Stock Purchase Plan and the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year.

Persons who hold shares on the record date through a broker, bank, or other nominee are considered beneficial owners. Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. However, brokers holding shares in “street name” for their beneficial owners are prohibited from voting on behalf of the clients in uncontested director elections and certain other non-routine matters unless the brokers have received specific voting instructions from those clients. Accordingly, a broker cannot vote shares held on behalf of a beneficial owner on Items 1, 2, or 3 regarding the election of directors and the amendments to our stock plans, respectively, unless such broker has received specific voting instructions from the beneficial owner. However, a broker will have discretion to vote shares held on behalf of a beneficial owner on Item 4, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012, even if such broker has not received specific voting instructions from the beneficial owner. Shares that abstain from voting in a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and “broker non-votes” will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting, that require the affirmative vote of a certain percentage of the shares voting on the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise provided below, the following table sets forth, as of February 1, 2012, the beneficial ownership of our Common Stock by: (i) persons known by us to own more than 5% of our outstanding shares; (ii) each of our directors; (iii) each of our named executive officers in the Summary Compensation Table under the heading “Executive Compensation” below; and (iv) all our directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with his or her spouse, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Except as otherwise set forth below, the street address of each beneficial owner is c/o PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

Name	Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Outstanding(2)
Patricia Gallup	8,699,094	(3)	32.9%
David Hall	8,293,789	(4)	31.4
Dimensional Fund Advisors, Inc.	2,271,524	(5)	8.6
Timothy McGrath	434,072	(6)	1.6
David Beffa-Negrini	184,927		*
Jack Ferguson	122,580	(7)	*
Donald Weatherson	47,000	(8)	*
Joseph Baute	20,000	(9)	*
Barbara Duckett	13,096		*
All directors and executive officers as a group (10 individuals)	17,819,558	(10)	66.7

*	Less than 1% of the total number of our outstanding shares of Common Stock on February 1, 2012.

(1)	The number of shares beneficially owned by each director or executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 1, 2012 or will have the right to acquire within 60 days thereof through the exercise of any stock option or other right.

(2)	The number of shares of Common Stock deemed outstanding for purposes of determining such percentages includes 26,401,222 shares outstanding as of February 1, 2012 and any shares subject to issuance upon exercise of options or other rights held by the person in question that were exercisable on or within 60 days after February 1, 2012.

(3)	Includes 8,169,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust and 15,000 shares held by Ms. Gallup’s spouse, as to which Ms. Gallup disclaims beneficial ownership. Ms. Gallup has the sole power to vote or direct the vote as to 515,000 shares and dispose or direct the disposition of 8,684,094 shares. Ms. Gallup has shared voting power as to 16,338,188 shares.

(4)	Includes 8,169,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust. Mr. Hall has the sole power to vote or direct the vote as to 124,695 shares and dispose or direct the disposition of all 8,293,789 shares. Mr. Hall has shared voting power as to 16,338,188 shares.

(5)

The information presented herein is as reported in, and based solely upon, a Schedule 13G/A (Amendment No. 8) filed with the SEC on February 14, 2012 by Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts

(together with the investment companies, the “Funds”). All shares of our Common Stock listed as owned by Dimensional are owned by the Funds. In its role as investment advisor or manager, Dimensional possesses shared power to vote or direct the vote of 2,228,181 shares our Common Stock that is owned by the Funds and shared power to dispose or direct the disposition of 2,271,524 shares of our Common Stock that is owned by the Funds, and may be deemed to be the beneficial owner of 2,271,524 shares of our Common Stock held by the Funds. Dimensional disclaims beneficial ownership of such shares of Common Stock. Dimensional’s business address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(6)	Includes 227,500 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. McGrath has the right to acquire within 60 days after February 1, 2012.

(7)	Includes 50,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Ferguson has the right to acquire within 60 days after February 1, 2012.

(8)	Includes 40,000 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Weatherson has the right to acquire within 60 days after February 1, 2012.

(9)	Includes 500 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Baute has the right to acquire within 60 days after February 1, 2012.

(10)	Includes an aggregate of 330,500 shares of Common Stock issuable to the directors and executive officers upon exercise of outstanding stock options which they have the right to acquire within 60 days after February 1, 2012.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting. Our Board of Directors is currently fixed at six members. Our Bylaws provide that our directors will be elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

The persons named in the enclosed proxy (Patricia Gallup and David Hall) will vote to elect the six nominees named below as our directors unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee is presently serving as a director, and each nominee has consented to being named in this Proxy Statement and to serve, if elected. If for any reason any nominee should be unable to serve, the person acting under the proxy may vote the proxy for the election of a substitute nominee designated by our Board of Directors. It is not presently expected that any of the nominees will be unavailable to serve, if elected.

Our Board of Directors recommends a vote “FOR” the election of the nominees described below.

Set forth below are the name, age, and length of service as a director for each nominee of our Board of Directors and the positions and offices held by him or her, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she serves as a director or served as a director during the past five years. Information with respect to the number of shares of Common Stock beneficially owned by each director or nominee, directly or indirectly, as of February 1, 2012, appears under “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election to our Board of Directors

Patricia Gallup, age 58, is our Chairman and Chief Administrative Officer. Ms. Gallup served as Chief Executive Officer from September 2002 until August 2011 and from 1990 to 2001. Ms. Gallup is a co-founder of our Company, and has served on our Board of Directors since its inception and as an executive officer since 1982.

David Hall, age 62, is a co-founder and has served on our Board of Directors since its inception. Mr. Hall served as Vice Chairman of our Board of Directors from March 1998 to December 2004. Mr. Hall was an executive officer from 1982 to 1997, and since then has served as an analyst for our Company.

Joseph Baute, age 84, has served on our Board of Directors since June 2001 and has served as Vice Chairman since August 2011. From 1979 to 1993, Mr. Baute served as Chairman and Chief Executive Officer of Markem Corporation, an industrial marking and coding solutions provider. Since 1993, Mr. Baute has worked as an independent consultant. Mr. Baute has served on the board of directors of several public and private companies, including the Federal Reserve in Boston, State Street Bank, and Houghton-Mifflin Company, as well as several non-profit organizations.

David Beffa-Negrini, age 58, has served on our Board of Directors since September 1994. Mr. Beffa-Negrini served as our Senior Vice President, Corporate Marketing and Creative Services from February 2007 until his retirement effective December 31, 2008. Mr. Beffa-Negrini served as Co-President of our former Merrimack Services subsidiary from September 2005 to February 2007 and as our Vice President of Corporate Communications from June 2000 to February 2007. Mr. Beffa-Negrini served in a variety of senior management capacities in the areas of merchandising, marketing, and communications during his 25 years of employment by the Company.

Barbara Duckett, age 67, has served on our Board of Directors since June 2009. Since October 2000, Ms. Duckett has served as the President, Chief Executive Officer, and as a member of the board of directors of Home Healthcare, Hospice and Community Services. Ms. Duckett serves as a member of the board of directors of the Home Care Association of New Hampshire and has been a director or officer of several other non-profit and privately-held healthcare organizations, at both the local and national level.

Donald Weatherson, age 74, has served on our Board of Directors since June 2005. Mr. Weatherson served on the board of directors of our GovConnection subsidiary from May 2003 to June 2005. Since August 2002, Mr. Weatherson has pursued personal and community interests and served on an interim basis as Chief Executive Officer of GovConnection from November 2003 to May 2004. From June 2000 to July 2002, Mr. Weatherson served as Vice President of North American Operations and Strategy for Compaq Computer Corporation. From April 1994 to June 2000, Mr. Weatherson served as Vice President of Compaq’s Government and Education business. Prior to joining Compaq, Mr. Weatherson was Chief Executive Officer of the Navy Exchange System, a retail services company operated by the U.S. Navy. He retired from the Navy as a Rear Admiral in 1993. Mr. Weatherson served as Chairman of the Board of Enliven Marketing Technologies Corporation, an internet service marketing company, from February 2006 to October 2008.

We believe that each of our directors is qualified to serve as a director of the Company as a result of his or her level of business experience described in the individual biographies above. Each director has served in a broad range of senior management roles, and some have served on other boards of directors. The Board concluded that the depth of experience and the combination of the different backgrounds of each of our directors facilitates the Company’s goal of having a diversity of viewpoints and backgrounds on the Board, and gives the Company a broad range of experience on which to draw. Accordingly, the Board concluded that each of these individuals should serve as a director of the Company, in light of its business and structure, at the time of filing this proxy. In particular:

•

Ms. Gallup is a co-founder of the Company and has served as an executive, director, or corporate officer of the Company for over 29 years and, as a result, has in-depth knowledge of the information technology (IT) industry and our business. She also has experience serving as a board member of other companies, both public and private.

•

Mr. Hall is a co-founder of the Company and has served as an executive, director, or corporate officer of the Company for over 29 years and, as a result, has in-depth knowledge of the IT industry and our business.

•

Mr. Baute has substantial experience as Chief Executive Officer of an industrial solutions provider. Combined with his board-level experience with several public and private companies, as well as the Federal Reserve, Mr. Baute brings to the Board a broad range of business, financial, and accounting knowledge and experience.

•

Mr. Beffa-Negrini has served the Company in a variety of leadership roles and senior management positions, and has more than 25 years of experience in the IT industry. These qualifications provide the Board with both insight into the organizational development of the Company, along with a broad knowledge base of the industry.

•

Ms. Duckett has significant executive management and board-level experience with numerous organizations in the healthcare industry. Accordingly, Ms. Duckett brings to the Board strong business knowledge as well as insight into the growing healthcare industry, which is a sector the Company serves.

•

Mr. Weatherson has substantial business and financial knowledge and experience in the government arena, which is particularly useful to the Board in serving our Public Sector customer segment. Additionally, he has had executive experience with one of our major suppliers, giving him additional knowledge of the industry in which we operate.

No family relationship exists between any of our executive officers or directors.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

Board Meetings and Attendance

Our Board of Directors met eleven times during the year ended December 31, 2011, either in person or by teleconference. During 2011, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served. Our Board of Directors does not currently have a policy with regard to the attendance of board members at our annual meeting of stockholders. All board members, except Mr. Hall, attended our 2011 Annual Meeting of Stockholders.

Board Committees

Our Board of Directors has established two standing committees–Audit and Compensation. The Audit and Compensation Committees each operate under written charters that have been approved by our Board of Directors. We included the charters of the two committees as appendixes to our 2010 Proxy Statement which can be obtained by accessing the website maintained by the SEC at www.sec.gov, by accessing our website at http://ir.pcconnection.com/annuals.cfm, or by contacting our investor relations department at PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

Our Board of Directors has determined that all of the members of our two standing committees are independent as defined under the rules of the Nasdaq Stock Market including, in the case of all members of the Audit Committee, the independence requirements set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	discussing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm, and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 26 of this Proxy Statement).

The members of our Audit Committee are Ms. Duckett and Messrs. Baute and Weatherson. Our Board of Directors has determined that all three members would qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee met six times during 2011.

Compensation Committee and Subcommittee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, our CEO’s compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our other executive officers;

•	overseeing evaluations of our senior executives;

•	overseeing and administering our cash and equity incentive plans; and

•	reviewing and making recommendations to our Board of Directors with respect to director compensation.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

The Compensation Committee met three times in 2011. The members of the Compensation Committee are Ms. Duckett and Messrs. Baute and Weatherson. The Compensation Committee has established a subcommittee and delegated to that subcommittee authority to issue equity awards and to determine other qualified performance-based compensation in accordance with the requirements of Section 162(m) of the Internal Revenue Code. The Subcommittee is comprised of Mr. Baute and Ms. Duckett, who are “outside directors” under IRS regulations.

Controlled Company Status

We are a “Controlled Company” as defined in Nasdaq Stock Market Rule 5615(c). Our Board of Directors has based this determination on the fact that approximately 64% of our voting stock is beneficially owned or controlled by Ms. Gallup and Mr. Hall.

We do not have a standing nominating committee, and the functions of evaluating and selecting directors have been performed by our Board of Directors as a whole. We believe that it is not necessary to have a nominating committee because our directors have generally served for extended terms. Our Board of Directors will from time to time evaluate biographical information and background material relating to potential candidates and interview selected candidates. Our Board of Directors does not currently have a charter or written policy with regard to the nomination process. We do not have a written policy due to the extended terms served by our directors.

Board Leadership Structure

Ms. Gallup is the Chairman of our Board of Directors, and our leadership structure does not include a lead independent director. In light of our controlled company status discussed above, we believe that the creation of a lead independent director position is not necessary at this time. Our Board of Directors has determined that having Ms. Gallup act as Chairman and as Chief Administrative Officer of our company is in the best interests of PC Connection, Inc. and our stockholders and consistent with good corporate governance for the following reasons:

•

Our Chairman and Chief Administrative Officer is more familiar with our business and strategy than an independent, non-employee Chairman would be and is thus better positioned to focus our Board’s agenda on the key issues facing our company.

•	A single Chairman provides strong and consistent leadership for PC Connection, Inc., without risking overlap or conflict of roles.

•	Oversight of our company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without an independent Chairman.

Director Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Ms. Duckett or Messrs. Baute or Weatherson, who comprise our Audit and Compensation Committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each of Messrs. Baute and Weatherson and Ms. Duckett is an “independent director” as defined under Nasdaq Stock Market Inc. Marketplace Rule 5605(a)(2). We are exempt from the requirement that our board have a majority of independent directors because we are a controlled company. Please see “Controlled Company Status” above for information on our controlled company status.

Executive and Director Compensation Processes

Our Compensation Committee generally reviews employee performance and compensation on an annual basis. When possible, our Compensation Committee also compares the salaries of our executive officers to salaries of individuals who hold comparable positions in our immediate peer group. The Compensation Committee makes salary determinations based on number of factors, including the level and breadth of each executive officer’s responsibilities and experience. Salary decisions are also made with a view to retaining our executive talent. The Compensation Committee may, in its discretion, invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation, and our Chief Executive Officer may make recommendations relating to the salaries of our other executive officers.

In 2008, our shareholders approved for our executive officers an Executive Bonus Plan, which was amended and restated in 2011. Annual cash bonuses are based on the achievement of company-wide net income and expense leverage goals. Cash bonuses are set as a percentage of the executive officer’s base salary.

In addition, our Compensation Committee administers our Amended and Restated 2007 Stock Incentive Plan, as amended, and our Amended and Restated 1997 Employee Stock Purchase Plan. To the extent permitted by applicable law, our Board of Directors or the Compensation Committee may delegate its authority to grant options and other awards that constitute rights under Delaware law under our Amended and Restated 2007 Stock Incentive Plan, as amended, to employees and non-executive officers, provided that it will fix the terms of such awards to be granted (including the exercise price of such awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to awards that may be granted. The Board of Directors has delegated authority to Ms. Gallup as a committee of the Board of Directors, to issue (i) options and (ii) certain other stock-based awards payable only in cash and without any rights to acquire common stock, which we refer to as phantom stock awards, to employees who are not an executive officer or an “officer,” as defined by Rule 16a-1 of the Securities Exchange Act of 1934, as amended. This committee may grant up to a total maximum of 350,000 shares of common stock subject to options and 20,000 shares of common stock subject to options per individual per calendar year. It may also grant up to a total maximum of 350,000 shares of phantom stock.

Effective August 8, 2011, each director is entitled to receive an annual retainer of $75,000, payable quarterly, for service on the Board. Each independent director also receives an annual retainer of $15,000, payable quarterly, for participation in the Board’s audit and compensation committees. In addition, Board members who act in a chairman capacity receive annual fees as follows: Board chair: $35,000; Board vice-chair, $10,000; audit committee chair, $10,000; compensation committee and sub-committee chair, $5,000. Previously, each non-officer director received a standard quarterly retainer fee of $10,000 for service on the Board as well as $2,500 for each individual board meeting attended and $1,500 for each committee meeting attended.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. In 2010, our Compensation Committee retained Pearl Meyer & Partners, a national consulting firm, as its independent compensation consultant to conduct a competitive assessment of our executive compensation and general compensation programs. Pearl Meyer & Partners provided comparative market data on compensation practices and programs based on an analysis of twelve peer companies deemed comparable in terms of product and service offerings and revenue levels. The Compensation Committee used the report to assist in the review of executive compensation.

Oversight of Risk

Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, capital allocation, organizational structure, and certain operational risks; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks, and our Compensation Committee oversees risk management activities relating to the Company’s compensation policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

Director Candidates

All of the current members of our Board of Directors have served as directors since 2002, except Mr. Weatherson and Ms. Duckett, who became directors in June 2005 and June 2009, respectively. Where called for, qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. Minimum qualifications include high-level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, our Board of Directors desires a group of candidates who represent a diversity of viewpoints, backgrounds, skills, and expertise that enable them to make a significant contribution to our Board of Directors, our Company, and stockholders. In the event of a need for a new or additional director, our Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal and reference interviews, and such other information as the Board may deem relevant.

We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Our Board of Directors has generally nominated the current directors for re-election at each annual meeting of stockholders. Our Board of Directors has therefore not established special procedures for stockholders to submit director recommendations. If we were to receive recommendations of candidates from our stockholders, the Board of Directors would consider such recommendations in the same manner as all other candidates. Shareholders who wish to suggest qualified candidates should send relevant information to the attention of the Corporate Secretary, PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2164).

Communicating with the Independent Directors

We have not implemented a process for our stockholders to send communications to our Board of Directors, other than as set out elsewhere in this proxy. We have not done so primarily due to our status as a controlled company, as discussed earlier.

Code of Business Conduct and Ethics Policy

We have adopted a written Code of Business Conduct and Ethics Policy (the “Policy”) that applies to our directors, officers, and employees, including our principal executive officer, principal financial and accounting officer, controller, and persons performing similar functions. We have posted our Policy on our website at http://ir.pcconnection.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the Policy that occur in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock. Based solely on our review of copies of reports filed by individuals required to make filings, or Reporting Persons, pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons, we believe that all such reports required to be filed under Section 16(a) of the Exchange Act for 2011 were timely filed, except that Mr. Hall, who serves on our Board, failed to timely file a Form 4 to report the gift of 30,000 shares of our Common Stock on November 22, 2011 and subsequent sale of 6,200 shares by the recipient. Mr. Hall reported both of these transactions on a Form 4 filed with the SEC on November 28, 2011.

Director Compensation

Effective August 8, 2011, each director is entitled to receive an annual retainer of $75,000, payable quarterly, for service on the Board. Each independent director also receives an annual retainer of $15,000, payable quarterly, for participation in the Board’s audit and compensation committees. In addition, Board members who act in a chairman capacity receive annual fees as follows: Board chair: $35,000; Board vice-chair, $10,000; audit committee chair, $10,000; compensation committee and sub-committee chair, $5,000. Previously, each non-officer director received a standard quarterly retainer fee of $10,000 for service on the Board as well as

$2,500 for each individual board meeting attended and $1,500 for each committee meeting attended. In August 2011, each director was awarded 4,000 restricted stock units, valued at a price of $6.94 per unit, which vest ratably over two years in equal annual installments, beginning on August 8, 2014.

As more fully described below, the following table describes compensation paid to each director for the year ended December 31, 2011, except for compensation paid to Ms. Gallup, which is reflected below in the Summary Compensation Table for Fiscal Years Ended December 31, 2011 and 2010.

Director Compensation for Fiscal Year Ended December 31, 2011

Name	Total Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
David Hall	$68,791	$27,760	100,000	$196,551
Joseph Baute	89,141	27,760	400	117,301
Donald Weatherson	87,641	27,760	400	115,801
Barbara Duckett	87,171	27,760	666	115,597
David Beffa-Negrini	68,791	27,760	400	96,951

(1)	Effective August 8, 2011, each director receives an annual retainer of $75,000, and each independent director also receives an annual retainer of $15,000. The chair positions receive varying fees, as noted above. In addition, Board members receive reimbursement for all reasonable expenses incurred in attending Board and committee meetings.

(2)	Valuation represents the aggregate grant date fair value of the stock unit awards granted in 2011 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation-Stock Compensation,” or FASB ASC 718. Please see Note 11, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2011, for further information regarding share-based compensation. In August 2011, each director was awarded 4,000 restricted stock units, valued at a price of $6.94 per unit, which vest ratably over two years in equal annual installments, beginning on August 8, 2014.

The following table reflects the aggregate number of restricted stock awards and units and the aggregate number of option awards outstanding as of December 31, 2011 for each director, except for awards held by Ms. Gallup, which are reflected in the Outstanding Equity Awards at Fiscal Year End table below.

Name	Aggregate Number of Shares of Stock Awards/Units	Aggregate Number of Shares of Option Awards
Joseph Baute	5,000	500
David Beffa-Negrini	5,000	—
Barbara Duckett	5,666	—
David Hall	4,000	—
Donald Weatherson	5,000	40,000

(3)	Mr. Hall is employed by the Company as an analyst, and accordingly, is entitled to our standard fringe benefits as a full-time employee. In December 2011, the Company paid a special, one-time dividend of $0.40 per share to its shareholders. Messrs. Baute, Beffa-Negrini, and Weatherson each received a dividend payment of $400 for their respective 1,000 shares of unvested restricted stock, and Ms. Duckett received a dividend payment of $666 for her 1,666 shares of unvested restricted stock.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1,000,000 paid to our Chief Executive Officer and the three other officers (other than the Chief Financial Officer) whose compensation is required to be reported to our stockholders pursuant to the

Exchange Act by reason of being among our most highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We periodically review the potential consequences of Section 162(m) and generally intend to structure the equity-based portion of our executive compensation, where feasible, and our annual bonus program to comply with exemptions in Section 162(m) so that the compensation would remain tax deductible to us. However, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Executive Compensation

The following table sets forth information for our Chief Executive Officer and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2011, collectively, the Named Executive Officers for the fiscal years indicated.

Summary Compensation Table for Fiscal Years Ended December 31, 2011 and 2010

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Timothy McGrath	2011	$626,923	$520,500	$—	$698,892	$48,141	(5)	$1,894,456
President and Chief Executive Officer(6)	2010	532,692	243,720	281,910	825,000	—		1,883,322

Patricia Gallup	2011	582,692	27,760	—	636,354	47,018	(5)	1,293,824
Chief Administrative Officer and Chairman of the Board(7)	2010	750,000	—	—	1,000,000	—		1,750,000

Jack Ferguson	2011	356,154		—	423,256	3,675	(5)	783,085
Executive Vice President, Treasurer, and Chief Financial Officer	2010	340,000	—	—	510,000	—		850,000

(1)	Mr. Ferguson’s salary was increased in 2011 to better align his salary with the median base salary level for similarly situated executives, as reflected in the comparative data provided by Pearl Myers and based on a review of salaries paid to chief financial officers at peer companies. Effective August 8, 2011, the salaries of Ms. Gallup and Mr. McGrath were revised in connection with their new executive positions described below.

(2)	Valuation represents the aggregate grant date fair value of the stock and option awards granted each year computed in accordance with FASB ASC 718. Please see Note 11, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2011, for further information regarding share-based compensation. The stock award granted to Mr. McGrath in August 2011 vests annually in four equal installments beginning on August 8, 2014. Mr. McGrath’s stock award granted in April 2010 began vesting annually in four equal installments on August 18, 2010. Mr. McGrath’s stock option award granted in April 2010 began vesting annually in four equal installments on August 18, 2010. For her service on the Board of Directors, Ms. Gallup was awarded 4,000 restricted stock units, valued at a price of $6.94 per unit, which vest ratably over two years in equal annual installments, beginning on August 8, 2014.

(3)	Non-equity incentive compensation for our executive officers was awarded pursuant to the Executive Bonus Plan, upon to the achievement of company-wide net income and expense leverage goals.

(4)	We have omitted perquisites and other personal benefits in those instances where the aggregate amount of such perquisites and other personal benefits totaled less than $10,000.

(5)	Consists of: (a) our contributions for Ms. Gallup and Messrs. McGrath and Ferguson under our 401(k) Plan in the amount of $3,675, $3,675, and $3,675, respectively, (b) $43,343 in Director fees for Ms. Gallup, (c) $4,466 related to sales incentive events attended by Mr. McGrath, and (d) a dividend payment of $40,000 was paid by the Company to Mr. McGrath for 100,000 shares of unvested restricted stock that he held as of the November 2011 record date.

(6)	Effective August 8, 2011, the annual salary of Mr. McGrath was increased from $550,000 to $750,000 in connection with his election as Chief Executive Officer. Prior to such election, Mr. McGrath served as our President and Chief Operating Officer.

(7)	Effective August 8, 2011, the annual salary of Ms. Gallup was decreased from $750,000 to $315,000 in connection with her election as Chief Administrative Officer. Ms. Gallup continues to serve as Chairman of the Board. Prior to her election to Chief Administrative Officer, Ms. Gallup served as our Chief Executive Officer since 2002.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2011.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2011

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Timothy McGrath	50,000	—		$5.200	10/24/2015	25,000	(3)	277,250
	140,000	—		13.130	7/23/2017	50,000	(4)	554,500
	37,500	37,500	(5)	6.770	04/15/2020	25,000	(6)	277,250
						100,000	(7)	1,109,000

Patricia Gallup	—	—		—	—	4,000	(8)	$44,360

Jack Ferguson	50,000	—		13.130	7/23/2017	—		—

(1)	The option exercise price for grants made to Named Executive Officers was set at the closing price of our Common Stock on the respective grant date.

(2)	The market value of restricted stock awards and units was based on the closing price of our Common Stock on December 31, 2011 of $11.09 per share.

(3)	The restricted stock awarded to Mr. McGrath vests on May 09, 2012.

(4)	The restricted stock awarded to Mr. McGrath vests annually in two installments of 25,000 shares beginning on August 18, 2012.

(5)	Mr. McGrath’s stock options vests annually in two installments of 18,750 shares beginning on August 18, 2012.

(6)	The restricted stock awarded to Mr. McGrath vests annually in two installments of 12,500 shares beginning on August 18, 2012.

(7)	The restricted stock units awarded to Mr. McGrath vests annually in four equal installments of 25,000 shares beginning on August 8, 2014.

(8)	The restricted stock units were awarded to Ms. Gallup for her service on the Board of Directors and vest in two equal installments, beginning on August 8, 2014.

Potential Payments Upon Termination or Change in Control

We have entered into an employment agreement with Mr. McGrath, providing for severance payments for twelve months, or until such time as he secures other employment (whichever is earlier), of his then respective annual base salary if we terminate his employment for any reason other than for cause. Under such circumstances, severance payments for Mr. McGrath would have an aggregate value of $750,000. Such payments are conditioned upon our receipt of a general release of claims from Mr. McGrath. The agreement includes certain non-compete and non-solicit obligations that extend for twenty-four months after termination of employment. We assume, for the purpose of calculating values for all termination events, that the effective date of termination is December 31, 2011.

In the event that we undergo a change in control (referred to as an “Acquisition Event” in the Amended and Restated 1997 Stock Incentive Plan and a “Reorganization Event” in the Amended and Restated 2007 Stock Incentive Plan, as amended) and as a result our Board of Directors accelerates the vesting of all outstanding unvested equity awards, Ms. Gallup and Mr. McGrath would realize $44,360 and $2,380,000, respectively, based on the closing price of our Common Stock on December 31, 2011 of $11.09 per share, assuming the vesting and sale by each of their unvested equity awards presented above.

On March 7, 2012, Mr. Ferguson was granted 100,000 shares of common stock for his prior service to PC Connection. The value of the common stock was $842,000, based on the closing price on the grant date of our Common Stock of $8.42 per share. In addition, Mr. Ferguson received a $65,000 bonus cash payment as recognition for his prior service to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We currently have leases for facilities in Marlow and Merrimack, New Hampshire and two facilities in Keene, New Hampshire with Gallup & Hall, or G&H, a partnership owned solely by Patricia Gallup and David Hall, our principal stockholders. The three facilities located in Marlow and Keene, New Hampshire are leased on a month-to-month basis requiring monthly rental payments of $11,773, $1,344, and $500, respectively. These leases also obligate us to pay certain real estate taxes and insurance premiums on the premises. Rent expense under the three leases aggregated $163,404 for each of the years ended December 31, 2010 and 2011.

In November 1997, we entered into a fifteen-year lease for an 114,000 square foot corporate headquarters in Merrimack, New Hampshire with G&H Post, L.L.C., an entity owned solely by Patricia Gallup and David Hall. We began occupying the facility upon completion of construction in late November 1998, and lease payments began in December 1998. The lease is in its fourteenth year; annual lease payments of $1,139,300 are required under the terms of the lease for years 11 through 15. The lease requires us to pay our proportionate share of real estate taxes and common area maintenance charges as either additional rent or directly to third-party providers and also to pay insurance premiums for the leased property. We have the option to renew the lease for two additional terms of five years.

In August 2008, we entered into a ten-year lease agreement with Patricia Gallup and David Hall, our principal stockholders, for an office facility adjacent to our corporate headquarters. The lease requires an annual rental payment of $225,432 in year three of the lease and provides us the option to renew for two additional two-year terms. The rent for subsequent years shall be subject to adjustment to reflect increases in a local consumer price index, but such adjustments shall not exceed an increase of 5.0% per year. The lease requires us to pay our proportionate share of real estate taxes and common area maintenance charges either as additional rent or directly to third-party providers and to pay insurance premiums for the leased property. Rent expense under the lease agreement was $233,187 for each of the years ended December 31, 2010 and 2011.

During 2011, we provided various facilities management, maintenance, financial, tax, and legal services to certain affiliates in connection with the operation of facilities leased by us from those affiliates. G&H reimbursed us $94,436 and $81,563 during 2011 and 2010, respectively, for those services.

The 1998 PC Connection Voting Trust

In connection with our initial public offering in March 1998, Patricia Gallup and David Hall placed substantially all of the shares of Common Stock that they beneficially owned immediately prior to the public offering into a Voting Trust (the “Voting Trust”) of which they serve as co-trustees. The Voting Trust is the record holder of 16,338,188 shares of Common Stock as of the record date, March 26, 2012. The terms of the Voting Trust require that both Ms. Gallup and Mr. Hall, as co-trustees, agree as to the manner of voting the shares of our Common Stock held by the Voting Trust in order for the shares to be voted. In the event the co-trustees are deadlocked with respect to the election of directors at a meeting of stockholders, our Board of Directors may require the co-trustees to execute and deliver to our Secretary a proxy representing all shares issued and outstanding in the name of the Voting Trust and entitled to vote in the election of directors. Such proxy shall confer upon the proxyholder authority to attend the meeting for purposes of establishing a quorum and to vote for the directors nominated by our Board of Directors, provided that such nominees are incumbent directors elected with the consent of the co-trustees. Each of Ms. Gallup and Mr. Hall may transfer shares of Common Stock for value to unaffiliated third parties. Any shares so transferred will no longer be subject to the Voting Trust and an equal number of the non-transferring co-trustee’s shares will be released from the Voting Trust. Transfers by either of Ms. Gallup or Mr. Hall in excess of 75,000 shares in any 90-day period, or that would decrease the shares held by the Voting Trust to less than a majority of the outstanding shares, will be subject to a right of first refusal to the other. The Voting Trust will terminate when it holds less than 10% of the outstanding shares of our Common Stock or at the death of both co-trustees. In addition, in the event of the death or incapacity of either co-trustee, or when either of Ms. Gallup or Mr. Hall holds less than 25% of the beneficial interest held by the other in the Voting Trust, the other will become the sole trustee of the Voting Trust with the right to vote all the shares held by the Voting Trust.

All related party transactions discussed above and referenced in this proxy statement were on terms comparable to those we could have obtained in arms-length transactions with unaffiliated third parties.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement, or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Audit Committee in the manner specified in its charter.

Equity Compensation Plan Information

The following table provides information about our Common Stock that may be issued upon exercise of options, warrants, and rights under all of our equity compensation plans as of December 31, 2011, including the Amended and Restated 1997 Stock Incentive Plan, the Amended and Restated 2007 Stock Incentive Plan, as amended and the Amended and Restated 1997 Employee Stock Purchase Plan. Our stockholders have approved all of these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans [Excluding Securities Reflected in Column (a)](1)(2) (c)
Equity Compensation Plans Approved by Security Holders	786,875	$7.78	(3)	199,275
Equity Compensation Plans Not Approved by Security Holders	—	—		—

Total	786,875	$7.78		199,275

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2)	Includes 66,025 shares of Common Stock issuable under our Amended and Restated 1997 Employee Stock Purchase Plan, all of which are issuable in connection with the current offering period which ends on June 30, 2012.

(3)	The weighted average exercise price of the outstanding options, warrants, and rights reflects 124,000 restricted stock units that were outstanding on December 31, 2011. Excluding these restricted stock units, which have a zero exercise price, the weighted average exercise price is $9.23.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN, AS AMENDED

Equity awards are the principal vehicle used by the Company for the payment of long-term compensation, to provide a stock-based incentive to improve the Company’s financial performance and to assist in the recruitment, retention, and motivation of professional, managerial, and other personnel. Accordingly in 2007, the Company adopted the 2007 Stock Incentive Plan (the “Original 2007 Plan”), under which the Company was authorized to issue a total of 700,000 shares of Common Stock. In October 2009 and February 2010, the Board of Directors adopted, subject to stockholder approval, amendments to and a restatement of the Original 2007 Plan, to, among other things, increase the number of shares of Common Stock reserved for issuance under the Original 2007 Plan from 700,000 to 1,000,000 (the “A&R 2007 Plan”). In May 2010, our shareholders approved the A&R 2007 Plan. On February 1, 2011, the Board of Directors adopted Amendment No. 1 to the A&R 2007 Plan to amend the A&R 2007 Plan to include minimum vesting provisions with respect to certain awards granted under the A&R 2007 Plan. On January 31, 2012, the Board of Directors adopted Amendment No. 2 to the A&R 2007 Plan, subject to stockholder approval, to amend the A&R 2007 Plan further to increase the number of shares reserved for issuance under the plan from 1,000,000 to 1,200,000. As of March 10, 2012, there were 3,250 shares available for future grant under the A&R 2007 Plan.

The Board of Directors believes that the approval of Amendment No. 2 to the A&R 2007 Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of this proposal and the reservation of 200,000 shares of Common Stock for issuance thereunder.

Summary of the A&R 2007 Plan, as amended

The following summary is qualified in its entirety by reference to the A&R 2007 Plan, Amendment No. 1 to the A&R 2007 Plan, and Amendment No. 2 to the A&R 2007 Plan, which are attached as Appendix A to this Proxy Statement.

Number of Shares Available for Awards

The number of shares of our common stock reserved for issuance under the A&R 2007 Plan is 1,200,000 shares. This number is subject to adjustment in the event of stock splits and other similar events. Shares issued under the A&R 2007 Plan may be authorized and unissued shares, or may be issued from shares that we have reacquired. Shares covered by awards under the A&R 2007 Plan that are terminated, surrendered, forfeited, cancelled or otherwise expire without having been exercised or settled become available for issuance pursuant to a new award and will be credited back to the pool. Shares that are delivered to pay the exercise price of an award are also available for issuance pursuant to new awards.

Types of Awards

The A&R 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards as described below (collectively “Awards”).

Incentive Stock Options and Non-statutory Stock Options

Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price which is equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of our voting power). Options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of our voting power.) The A&R 2007 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, delivery to us of shares of Common Stock, (iii) subject to certain conditions, any other lawful means approved by our Board of Directors, or (iv) any combination of these forms of payment.

Unless such action is approved by our stockholders: (i) no outstanding option granted under the A&R 2007 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option (other than certain adjustments pursuant to a reorganization event or a change in capitalization) and (ii) the Board of Directors may not cancel any outstanding option (whether or not granted under the A&R 2007 Plan) and grant in substitution therefore new Awards under the A&R 2007 Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

Stock Appreciation Rights

A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted independently or in tandem with an option. The grant price or exercise price of SARs may not be less than 100% of the fair market value of the common stock on the date of grant. The term of SARs may be no more than 10 years from the date of grant.

Restricted Stock Awards

Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to our right to repurchase all or a portion of such shares (or to require forfeiture if issued at no cost) from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Unless otherwise provided by our Board of Directors, recipients will be entitled to all ordinary cash dividends paid with respect to such shares. If any dividends or distributions are paid in shares or consist of a dividend or distribution other than an ordinary cash dividend, the shares, cash, or other property received will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

Restricted Stock Unit Awards

Restricted Stock Unit Awards entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest pursuant to the terms and conditions established by our Board of Directors. Restricted Stock and Restricted Stock Unit Awards are collectively referred to herein as Restricted Stock Awards. Restricted Stock Unit Awards may provide the recipient with the right to receive dividend equivalents, subject to conditions determined by our Board of Directors. Restricted Stock and Restricted Stock Unit Awards are collectively referred to herein as Restricted Stock Awards.

Other Stock-Based Awards

Under the A&R 2007 Plan, our Board of Directors has the right to grant other Awards based upon our Common Stock or other property having such terms and conditions as our Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, and the grant of Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Other Stock-Based Awards may be paid in common stock or cash.

Performance Conditions

The Compensation Committee subcommittee may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award granted to an officer will vest subject to the achievement of one or more objective performance measures, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, or (n) total shareholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly, or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary, or other unit in which the participant works and may cover such period as may be specified by the Compensation Committee subcommittee; and (iii) will be set by the Compensation Committee subcommittee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

Transferability of Awards

Except as our Board of Directors may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Our employees, officers, directors, consultants, and advisors, including those of our subsidiaries, are eligible to be granted Awards under the A&R 2007 Plan. Under present law, however, incentive stock options may only be granted to our employees, including employees of our subsidiaries. As of March 31, 2012, approximately 1,500 persons were eligible to receive Awards under the A&R 2007 Plan, including our four executive officers and all of our directors.

The maximum number of shares with respect to which Awards may be granted to any participant under the A&R 2007 Plan may not exceed 250,000 shares per calendar year. For purposes of this limit, the combination of an option in tandem with SAR is treated as a single award.

Plan Benefits

Grants under the A&R 2007 Plan will be determined by our Board of Directors, or any committee to whom our Board of Directors delegates authority, as the case may be, and may vary from year to year and from participant to participant and are not determinable at this time.

The following table sets forth, as of March 10, 2012, the stock option and restricted stock grants made under the A&R 2007 Plan since its adoption to the individuals and groups set forth below:

Number of Options/Shares Granted
Named Executive Officers:
Timothy McGrath	425,000
Patricia Gallup	4,000
Jack Ferguson	175,000
All Current Executive Officers as a Group	449,000
All Current Directors who are not Executive Officers as a Group	60,000
Each Nominee for Election as a Director:
Patricia Gallup	4,000
David Hall	4,000
Joseph Baute	10,000
David Beffa-Negrini	27,000
Barbara Duckett	9,000
Donald Weatherson	10,000
Each Associate of any of such Directors, Executive Officers or Nominees	—
Each Other Person who Received 5% of Awards under the A&R 2007 Plan:
John Thomas	100,000
All Employees, including all Current Officers who are not Executive Officers, as a Group:	367,500

Administration

The A&R 2007 Plan is administered by our Board of Directors. Our Board of Directors has the authority to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the A&R 2007 Plan and to interpret the provisions of the A&R 2007 Plan and any Award agreements. Pursuant to the terms of the A&R 2007 Plan, to the extent permitted by applicable law, our Board of Directors may delegate authority under the A&R 2007 Plan to one or more committees or subcommittees of our Board of Directors.

Subject to any applicable limitations contained in the A&R 2007 Plan, our Board of Directors or any committee to whom our Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any SAR, restricted stock award, restricted stock unit award, or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price, and repurchase price.

In addition, to the extent permitted by applicable law and our A&R 2007 Plan, our Board of Directors may delegate to our Chief Executive Officer its authority under our A&R 2007 Plan to grant options and other Awards that constitute rights under Delaware law to employees and officers who are not executive officers and to exercise such other powers as our Board of Directors may determine, provided that it will fix the terms of the awards to be granted by the Chief Executive Officer (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the Chief Executive Officer may grant.

Our Board of Directors is required to make appropriate adjustments in connection with the A&R 2007 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs, and other similar changes in capitalization. The A&R 2007 Plan also contains provisions addressing the consequences of any

Reorganization Event, which is defined as (i) our merger or consolidation with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities, or other property, or is cancelled or (b) any exchange of all of our Common Stock for cash, securities, or other property pursuant to a share exchange transaction or (c) our liquidation or dissolution. In connection with a Reorganization Event, our Board of Directors will take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock Awards on such terms as our Board of Directors determines: (i) provide that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding Awards will become exercisable, realizable, or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to an Award holder equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the holder’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with our liquidation or dissolution, Awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. Our Board of Directors is not required to treat holders of the same types of Awards in the same manner.

If there is a Reorganization Event, other than our liquidation or dissolution, our successor will assume our repurchase and other rights under each outstanding Restricted Stock Award. Unless our Board of Directors determines otherwise, our successor’s rights will apply in the same manner and to the same extent to the cash, securities, or other property that our Common Stock was converted into or exchanged for pursuant to the Reorganization Event as they applied to our Common Stock subject to the Restricted Stock Award. If there is a Reorganization Event that involves our liquidation or dissolution, except as otherwise provided in a participant’s Restricted Stock or Restricted Stock Unit Award Agreement or in other agreements between the participant and us, all of the restrictions and conditions on the participant’s then-outstanding Restricted Stock Awards will automatically be deemed terminated or satisfied.

If any Award expires or is terminated, surrendered, canceled, or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the A&R 2007 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Vesting Limitations

No restricted stock awards or other stock-based awards that vest solely based on the passage of time shall be vested in full prior to the third anniversary of the date of grant. Restricted stock awards or other stock-based awards that do not vest solely based on the passage of time shall not vest in full prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to restricted stock awards or other stock-based awards, in the aggregate, for up to 10% of the maximum number of shares available for award under the A&R 2007 Plan. Notwithstanding the foregoing and other than with respect to performance awards, as defined in the A&R 2007 Plan, our board may, either at the time a restricted stock award or other stock-based award is made or at any time thereafter, waive its right to repurchase shares of common stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to such award, in whole or in part, in the event of the death or disability of the participant; the termination of the participant’s employment by or service to us under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of PC Connection.

Substitute Awards

In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our Board of Directors may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms, as our Board of Directors deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the A&R 2007 Plan. Substitute Awards will not count against the A&R 2007 Plan’s overall share limit, except as may be required by the Code.

Provisions for Non U.S. Employees and Authorization of Sub-Plans

Our Board of Directors may grant Awards to participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board of Directors, be necessary or desirable in order to recognize differences in local law or tax policy. The Board of Directors also may impose conditions on the exercise or vesting of Awards in order to minimize the Board of Directors’ obligation with respect to tax equalization for Participants on assignments outside their home country.

Our Board of Directors may also establish subplans or procedures under the A&R 2007 Plan to satisfy applicable securities or tax laws of various jurisdictions.

Amendment or Termination

Except as otherwise provided with respect to performance awards, the Board of Directors may amend, modify, or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided either (i) that the participant’s consent to such action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under the A&R 2007 Plan.

No Award may be made under the A&R 2007 Plan after May 26, 2020, but Awards previously granted may extend beyond that date. Our Board of Directors may at any time amend, suspend, or terminate the A&R 2007 Plan, provided that, to the extent required by Section 162(m) of the Internal Revenue Code, no Award granted to a participant that is intended to comply with Section 162(m), after the date of such amendment will become exercisable, realizable, or vested unless and until the amendment is approved by our stockholders if required by Section 162(m). In addition, no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be effective unless and until such amendment has been approved by our stockholders. If the NASDAQ Stock Market amends its corporate governance rules so that the rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from the effective date of such amendment, no amendment to the A&R 2007 Plan which materially increases the number of shares authorized under the A&R 2007 Plan (other than pursuant to the adjustment provisions contained in the A&R 2007 Plan), expands the types of awards that may be granted under the A&R 2007 Plan, or materially expands the class of participants eligible to participate in the A&R 2007 Plan shall be effective unless stockholder approval is obtained.

If stockholder approval is required under Section 422 of the Code, the board may not effect such modification or amendment without stockholder approval.

No Award shall be made that is conditioned upon stockholder approval of any amendment to the A&R 2007 Plan, provided however, that options and Restricted Stock Units may be granted that are conditioned upon stockholder approval as long as the grants provide that no shares may be issued unless and until the options and Restricted Stock Units are so approved and that the options and Restricted Stock Units will expire if not so approved within one year after grant.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the A&R 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the A&R 2007 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO 1997 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Accordingly, in 1997, the Company adopted the Employee Stock Purchase Plan (the “Original ESPP), which permits eligible employees to purchase shares of the Company’s Common Stock at a discounted price. In April 2009, the Board of Directors adopted resolutions to increase the number of shares issuable under the Original ESPP and to restate our Original ESPP in its entirety in order to include all previous amendments that had received necessary board and stock holder approvals (the “A&R ESPP”). In June 2009, our shareholders approved the A&R ESPP. On January 31, 2012, the Board of Directors adopted resolutions, subject to stockholder approval, to amend the A&R ESPP to increase the number of shares reserved for issuance under the plan from 937,500 to 1,037,500. The additional shares will be needed for future employee purchases.

As of March 1, 2012, 66,025 shares were available for issuance under the A&R ESPP.

The Board of Directors believes that the approval of the amendment to the A&R ESPP is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal and the reservation of 100,000 shares of Common Stock for issuance thereunder.

Summary of the A&R ESPP, as amended

The following summary is qualified in its entirety by reference to the A&R ESPP and Amendment No. 1 to the A&R ESPP, which are attached as Appendix B to this Proxy Statement.

Administration and Eligibility

The A&R ESPP is administered by the Board of Directors or the Compensation Committee, which has the authority to make rules and regulations for the administration of the A&R ESPP to determine any brokerage and other fees to be paid by or subsidized by the Company, and to determine the number of shares in each offering. Each employee of the Company and its eligible subsidiaries, including any officer or director who is also an employee, is eligible to participate in the A&R ESPP, provided he or she

•	is employed by the Company or any eligible subsidiary on the applicable offering commencement date;

•	is customarily employed by the Company or any eligible subsidiary for 20 or more hours per week and for more than five months in a calendar year; and

•	has been employed by the Company or any eligible subsidiary for at least six months prior to enrolling in the A&R ESPP.

•	As of March 1, 2012, approximately 1,500 employees were eligible to participate in the A&R ESPP.

An employee may not participate in the A&R ESPP if, immediately after the grant, the employee would own stock, and/or hold outstanding options to purchase stock, equal to five percent (5%) or more of the total combined voting power or value of all classes of the Company’s stock. Non-employee directors are not eligible to participate in this plan.

Plan Periods

The A&R ESPP is implemented through a series of offerings, each of which is six months or one year in length. Offerings will begin each January 1 and July 1, or the first business day thereafter. Participants in an offering purchase shares at the end of the plan period with funds set aside through payroll withholding.

Deductions

An employee may elect to have up to 10% of his or her compensation (as defined in the A&R ESPP) withheld for purposes of purchasing shares under the A&R ESPP, subject to certain limitations on the maximum number of shares that may be purchased. In no event may an employee’s total payroll deductions during a calendar year exceed $20,000.

Purchase of Shares

On the commencement date of each plan period, the Company will grant to each eligible employee who is then a participant in the plan an option to purchase on the last business day of such plan period the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing $12,500 (in the case of a six-month plan period) or $25,000 (in the case of a one-year plan period) by the closing price on the offering commencement date of such plan period. The price of shares purchased pursuant to the A&R ESPP is 95% of the closing price of the Company’s Common Stock on the last business day of such plan period.

Each employee who continues to be a participant on the last business day of the plan period will be deemed to exercise his or her option at the option price and will be deemed to purchase from the Company the number of full shares of Common Stock that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number of shares determined as set forth above.

Shares may be issued upon exercise of an option from authorized but unissued Common Stock, from treasury shares, or from any other proper source.

Adjustments for Changes Affecting Common Stock

Appropriate adjustments will be made to the number of shares available under the A&R ESPP and applicable purchase limitations in the event of a stock split or stock dividend. In the event of any other change affecting Common Stock, adjustments will be made as deemed equitable by our Board of Directors or the compensation committee.

In the event of a merger, the proposed sale of all or substantially all of the assets of the Company, or the proposed dissolution or liquidation of the Company during a plan period, our Board of Directors or the Compensation Committee will set a new exercise date before the date of such merger, asset sale, consolidation, dissolution, or liquidation, upon which the plan period will end. Each employee’s option will be automatically exercised on the new exercise date unless the employee withdraws from the offering prior to such date.

Insufficient Shares

In the event that the total number of shares of Common Stock specified in elections to be purchased under any offering period plus the number of shares purchased under previous offering periods under the A&R ESPP exceeds the maximum number of shares issuable under the A&R ESPP, the Board of Directors or the Compensation Committee will allot the shares then available on a pro rata basis. Any balance remaining in an employee’s payroll deduction account at the end of a plan period due to an insufficiency of shares will be refunded to the employee without interest.

Withdrawal of Funds

An employee may at any time prior to the close of business on the last business day in a plan period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an offering. Partial withdrawals are not permitted. Any employee who withdraws from participation in an offering shall not be permitted to participate in the A&R ESPP again until the start of the next plan period.

Rights Not Transferable

Rights under the A&R ESPP are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

Application of Funds

All funds received or held by the Company under the A&R ESPP may be combined with other corporate funds and may be used for any corporate purpose.

Amendment or Termination

The Board of Directors may at any time terminate or amend the A&R ESPP, provided that no amendment may be made without prior approval of the stockholders of the Company if such approval is required by Section 423 of the Code, and in no event may any amendment be made which would cause the A&R ESPP to fail to comply with Section 423 of the Code. Upon termination of the A&R ESPP, all amounts in the accounts of participating employees will be promptly refunded.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the A&R ESPP and with respect to the sale of common stock acquired under the A&R ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that the A&R ESPP is exempt from, or complies with, the rules under Section 409A of the code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

A participant will not have income upon enrolling in the A&R ESPP or upon purchasing stock at the end of an offering.

A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the A&R ESPP. The amount of each type of income and loss will depend on when the participant sells the stock.

If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

•	5% of the value of the stock on the day the offering commenced; or

•	the participant’s profit.

Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant’s profit exceeds the compensation income, then the excess profit will be capital gain. If the participant’s profit is less than the compensation income, then the participant will have a capital loss equal to the value of the stock on the day he or she purchased the stock less the sales proceeds. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The ratification of this selection by the Audit Committee is not required under the laws of the State of Delaware, where we are incorporated, but the results of this vote will be considered by the Audit Committee in selecting our independent registered public accounting firm. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1984. It is expected that a member of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm.

Principal Accounting Fees and Services

The following table summarizes the fees Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates billed to us for each of the last two fiscal years. The Audit Committee of our Board of Directors believes that the non-audit services described below did not compromise Deloitte & Touche’s independence.

Fee Category	2011	2010
Audit Fees(1)	$1,000,000	$1,032,000
Tax Fees(2)	284,000	293,000
All Other Fees(3)	26,000	2,000

Total Fees	$1,310,000	$1,327,000

(1)	Audit fees consist of fees for the audit of financial statements, the audit of internal control over financial reporting, the review of the interim financial statements included in quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consist of fees for tax compliance, tax advice, and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, and claims for refunds and tax payment-planning services, accounted for $273,000 and $226,000 of the total tax fees billed in 2011 and 2010, respectively. Tax advice and tax planning services relate to assistance with tax audits, employee benefit plans, and multi-state tax consulting.

(3)	All Other Fees consist of a fee for an accounting and audit-related subscription, as well as fees of $24,000 for the valuation of ValCom Technology, which the Company acquired in 2011.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage an independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our Audit Committee has also delegated to the Chairman of our Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the Chairman of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee.

Audit Committee Report

Our Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2011, and discussed them with our management and our registered public accounting firm.

The Audit Committee has also discussed with our registered public accounting firm various communications that our registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the Statement on Auditing Standards No. 61, or SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee was satisfied with this discussion.

SAS 61, as amended, requires our registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

the process used by management in formulating particularly sensitive accounting estimates and the basis for the registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

Our Audit Committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with our registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011.

By the Audit Committee of the Board of Directors of PC Connection:

Donald Weatherson, Chairman

Joseph Baute

Barbara Duckett

ADDITIONAL INFORMATION

Matters to be Considered at the Annual Meeting

Our Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials, proxy statement, or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2322). If you wish to receive separate copies of the Notice of Internet Availability of Proxy Materials, the annual report, or the proxy statement, as applicable in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2322).

Solicitation of Proxies

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, mail, fax, and personal interviews. We will also request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in this regard.

Deadline for Submission of Stockholder Proposals

Proposals of stockholders intended to be presented at the 2013 Annual Meeting of Stockholders must be received by us at our principal office in Merrimack, New Hampshire not later than December 24, 2012, for inclusion in the proxy statement for that meeting.

If a stockholder of our Company who holds less than 40% of the shares of our capital stock issued and outstanding and entitled to vote wishes to present a proposal before the 2013 Annual Meeting but has not complied with the requirements for inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, such stockholder must give timely notice of such proposal to our Secretary at our principal offices. The required notice must be delivered to or mailed and received at our principal executive offices not later than March 24, 2013 nor earlier than February 22, 2013. Notwithstanding the foregoing, if we provide less than 70 days notice or prior public disclosure of the date of the meeting to stockholders, notice by the stockholder or stockholders to be timely must be delivered or mailed to the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first.

By Order of the Board of Directors,

Patricia Gallup

Chairman of the Board and

Chief Administrative Officer

April 6, 2012

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

AMENDMENT NO. 1 TO

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

The Amended and Restated 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc. is hereby further amended as follows:

1. Section 7(b) of the Plan is hereby deleted in its entirety and a new Section 7(b) is inserted in lieu thereof which reads as follows:

“(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. No Restricted Stock Award that vests solely based on the passage of time shall vest in full earlier than the third anniversary of its date of grant. Restricted Stock Awards that do not vest solely based on the passage of time shall not vest in full prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to Restricted Stock Awards and Other Stock-Based Awards granted, in the aggregate, for up to 10% of the maximum number of authorized shares set forth in Section 4(a). Notwithstanding any other provision of the Plan (other than Section 10(h), if applicable), the Board may, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify the restrictions applicable to the Restricted Stock Award, in whole or in part, in the event of the death or disability of the Participant; the termination of the Participant’s employment by or service to the Company under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.”

2. Section 8 of the Plan is hereby deleted in its entirety and a new Section 8 is inserted in lieu thereof, which reads as follows:

“(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. No Other Stock-Based Award that vests solely based on the passage of time shall vest in full earlier than the third anniversary of its date of grant. Other Stock-Based Awards that do not vest solely based on the passage of time shall not vest in full prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to Restricted Stock Awards and Other Stock-Based Awards granted, in the aggregate, for up to 10% of the maximum number of authorized shares set forth in Section 4(a). Notwithstanding any other provision of the Plan (other than Section 10(h), if applicable), the Board may, either at the time an Other Stock-Based Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof), as applicable, or remove or modify the restrictions applicable to the Other Stock-Based Awards, in whole or in part, in the event of the death or disability of the Participant; the termination of the Participant’s employment by or service to the Company under specified circumstances; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.”

3. Section 10(f) of the Plan is hereby deleted in its entirety and a new Section 10(f) is inserted in lieu thereof which reads as follows:

“(f) Except as provided in Section 5(g) with respect to repricings, Section 7(b) or 8(b) with respect to the vesting of Awards, Section 10(h) with respect to Performance Awards and Section 11(d) with respect to

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actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 9 hereof.

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on February 1, 2011.

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AMENDMENT NO. 2 TO

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

The Amended and Restated 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc. is hereby further amended as follows:

1. The first sentence of the Section 4(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), equal to 1,200,000 shares of Common Stock.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on January 31, 2012

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PC Connection, Inc.

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2007 Stock Incentive Plan (the “Plan”) of PC Connection, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain, and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants, and advisors are eligible to be granted options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (each, an “Award”) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant”.

3.	Administration and Delegation

a)	Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend, and repeal such administrative rules, guidelines, and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

b)	Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee or subcommittee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

c)	Delegation to Chief Executive Officer. To the extent permitted by applicable law, the Board may delegate to the Chief Executive Officer the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by the Chief Executive Officer (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the Chief Executive Officer may grant; provided further, however, that such officer shall not be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

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4.	Stock Available for Awards

a)	Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”), equal to 1,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b)	Sub-limits. Subject to adjustment under Section 9, the following sub-limit on the number of shares subject to Awards shall apply:

1)	Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 250,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

c)	Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

a)	General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be, or is not otherwise qualified to be, an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

b)	Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of PC Connection, Inc., any of PC Connection, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

c)	Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as defined below) of our stock on the date the Option is granted.

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d)	Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

e)	Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

f)	Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

1)	in cash or by check, payable to the order of the Company;

2)	except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

3)	to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

4)	to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

5)	by any combination of the above permitted forms of payment.

g)	Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6.	Stock Appreciation Rights

a)	General. The Board may grant Awards consisting of a Stock Appreciation Right (“SAR”) entitling the holder, upon exercise, to receive an amount in Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date.

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b)	Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

1)	Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

2)	Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

c)	Grant Price. The grant price or exercise price of an SAR shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

d)	Term. The term of an SAR shall not be more than 10 years from the date of grant.

e)	Exercise. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7.	Restricted Stock; Restricted Stock Units

a)	General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

b)	Terms and Conditions for all Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

c)	Additional Provisions Relating to Restricted Stock.

1)	Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

2)

Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable

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restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

d)	Additional Provisions Relating to Restricted Stock Units.

1)	Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Internal Revenue Code (“Code Section 409A”).

2)	Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

3)	Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8.	Other Stock Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

a)

Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such

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dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

b)	Reorganization Events.

1)	Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

2)	Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. The Board shall not be required to treat holders of the same types of Awards in the same manner pursuant to this Section 9(b)(2).

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

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3)	Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10)	General Provisions Applicable to Awards

a)	Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b)	Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

c)	Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

d)	Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e)

Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award

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creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

f)	Amendment of Award. Except as otherwise provided in Section 10(h) with respect to Performance Awards, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted under Section 9 hereof.

g)	Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

h)	Performance Awards.

1)	Grants. Restricted Stock Awards and Other Stock Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(h) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants.

2)	Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is a “covered employee” under Section 162(m)(3) of the Code.

3)

Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a

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Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

4)	Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

5)	Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11)	Miscellaneous

a)	No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

b)	No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

c)	Effective Date and Term of Plan. The Plan shall become effective on the date this Amended and Restated Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the completion of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

d)	Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Sections 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan, provided however, that Options and Restricted Stock Units may be granted that are conditioned upon stockholder approval as long as the grants provide that no shares may be issued unless and until the Options and Restricted Stock Units are so approved and that the Options and Restricted Stock Units will expire if not so approved within one year after grant.

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e)	Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

f)	Non U.S. Employees. Awards may be granted to Participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Board’s obligation with respect to tax equalization for Participants on assignments outside their home country. The Board may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

g)	Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Code Section 409A but do not satisfy the conditions of that section.

h)	Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

i)	Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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APPENDIX B

AMENDMENT NO. 1 TO

AMENDED AND RESTATED 1997 EMPLOYEE STOCK PURCHASE PLAN

The last sentence of the first paragraph is hereby deleted in its entirety and the following is inserted in lieu thereof:

“One million Thirty-Seven Thousand Five Hundred (1,037,500) shares of Common Stock in the aggregate have been reserved for this purpose.”

Amendment Adopted by the Board of Directors on January 31, 2012

1

Amended and Restated 1997 Employee Stock Purchase Plan

The purpose of this Plan is to provide eligible employees of PC Connection, Inc., a Delaware corporation (the “Company”), and certain of its U.S. subsidiaries with opportunities to purchase shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), commencing on January 1, 1999. Nine Hundred Thirty-Seven Thousand Five Hundred (937,500) shares of Common Stock in the aggregate have been reserved for this purpose.

1. Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by the Compensation Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan, to determine any brokerage and other fees to be paid or subsidized by the Company, and to determine the number of shares in each Offering; its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b) they have been employed by the Company or a Designated Subsidiary for at least six months prior to enrolling in the Plan; and

(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3. Offerings. The Company will make one or more offerings (each, an “Offering”) to employees to purchase shares of Common Stock under this Plan. Offerings will begin each January 1 and July 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six-month or one-year period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period.

4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office, or in any other manner determined to be appropriate by the Board or the Committee (“Appropriate Authorization”), at least ten (10) days prior to the applicable Offering Commencement Date. The Appropriate Authorization will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee notifies the Company of a new Appropriate Authorization or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding allowances and reimbursements for expenses such as relocation allowances, travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions.

2

5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he receives during the Plan Period. In no event may an employee’s total payroll deductions during a calendar year exceed $20,000. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined as of the last business day of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6. Deduction Changes. An employee may increase, decrease or discontinue his or her payroll deduction once during any Plan Period, by effecting a new Appropriate Authorization. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest. Interest will not be paid on any employee accounts.

8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. Any employee who withdraws from participation in an Offering shall not be permitted to participate in the Plan again until the start of the next Plan Period.

9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing $12,500 (in the case of a six-month Plan Period) or $25,000 (in the case of a one-year Plan Period) by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

The purchase price for each share purchased will be 95% of the closing price of the Common Stock on the Exercise Date. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

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10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares reserved for issuance under this Plan, the number of shares issuable in any Offering, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger. In the event of a proposed sale of all or substantially all of the assets of the Company or a merger or consolidation of the Company with or into another corporation (other than a merger in which the Company is the surviving corporation and the holders of the capital stock of the Company immediately prior to such merger continue to hold at least 50% by voting power of the capital stock of the Company) or the proposed dissolution or liquidation of the Company during a Plan Period, the Board or the Committee shall set a new Exercise Date (the “New Exercise Date”) for such Plan Period, and such Plan Period shall end on the New Exercise Date. The New Exercise Date shall be before the date of such asset sale, merger, consolidation, dissolution or liquidation. The Board or the Committee shall send written notice to each employee participating in the Offering for such Plan Period, at least ten business days prior to the New Exercise Date, that the Exercise Date for such Offering has been changed to the New Exercise Date and that the employee’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the employee has withdrawn from such Offering as provided in Section 8 hereof.

17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

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18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis. Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period due to an insufficiency of shares will be refunded to the employee without interest.

19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21. Governing Law. The Plan shall be governed by New Hampshire law except to the extent that such law is preempted by federal law.

22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24. Effective Date and Approval of Shareholders. The Plan shall take effect on January 1, 1999, but is subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

5

ANNUAL MEETING OF STOCKHOLDERS OF

PC CONNECTION, INC.

May 23, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card, and 2011 Annual Report to Stockholders for the year ended December 31, 2011

are available at http://ir.pcconnection.com/annuals.cfm

Please sign, date, and mail

your proxy card in the

envelope provided as soon

as possible.

” Please detach along perforated line and mail in the envelope provided.”

¢ 20630030030000001000 6	052312

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS NO.2, NO.3, AND NO.4.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. To elect the following six directors for the ensuing year:

2.  To approve an amendment to the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock that may be issued thereunder from 1,000,000 to 1,200,000 shares, representing an increase of 200,000 shares;

3.  To approve an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan to increase the number of shares of Common Stock that may be issued thereunder from 937,500 to 1,037,500 shares, representing an increase of 100,000 shares;

					☐	☐	☐
NOMINEES:					FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O Patricia Gallup O David Hall O Joseph Baute O David Beffa-Negrini O Barbara Duckett O Donald Weatherson		4. To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NO.2, NO.3, AND NO.4.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

☐	¢

PC CONNECTION, INC.

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 23, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoints Patricia Gallup and David Hall, each of them, with full power of substitution, as proxies (the “Proxies”) to represent and vote as designated hereon all shares of stock of PC Connection, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 23, 2012 at the Crowne Plaza Hotel, 2 Somerset Parkway, Nashua, New Hampshire, at 10:00 a.m., Eastern time, or any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

PLEASE FILL IN, SIGN, DATE, AND MAIL THIS PROXY

IN THE ENCLOSED RETURN ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

¢	14475	¢